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                                                                   EXHIBIT 23.01
                                                                   -------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORTS INCORPORATED INTO OR INCLUDED IN THIS FORM 10-K, INTO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENTS FILE NO. 333-36819, NO. 333-41355 AND NO. 333-41357.

                                       ARTHUR ANDERSEN LLP

WASHINGTON, D.C.
MARCH 30, 1998